STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

Supplement dated July 8, 2005

to

Prospectus dated October 1, 2004

Effective as of June 28, 2005, Jennison Associates, LLC (“Jennison”) has been replaced as a subadviser by Marsico Capital Management LLC (“Marsico”) and Goldman Sachs Asset Management, LP (“GSAM”).  Marsico and GSAM are each responsible for managing approximately 50% of the assets of the large capitalization growth equity sleeve of each Fund.

Effective on or about July 11, 2005, Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) will join EARNEST Partners LLC (“EARNEST”) as an additional subadviser for the small/mid capitalization value equity sleeves of each Fund.  Vaughan Nelson will initially assume responsibility for managing approximately 29% of the sleeve for the Strategic Partners Conservative Allocation Fund, 10% of the sleeve for the Strategic Partners Moderate Allocation Fund, and 9% of the overall sleeve of the Strategic Partners Growth Allocation Fund.

To reflect the changes described above, the following sections of the prospectus are replaced or supplemented, as appropriate, as noted below:

The section of the Prospectus titled “Risk/Return Summary—Investment Objectives and Principal Strategies” is amended by replacing the existing information with respect to the large capitalization growth equity and small/mid capitalization value equity sleeves of each Fund and substituting the information set forth below:

Conservative Allocation Fund

Adviser	Target Allocation of Fund’s Assets	Asset Class	Primary Investment Type/Style
Marsico Capital Management LLC (Marsico) and Goldman Sachs Asset Management LP (GSAM)	15%	Equities	Growth-oriented, focusing on large-cap stocks

EARNEST Partners (EARNEST) and Vaughan Nelson Investment Management, LP (Vaughan Nelson)	4%	Equities	Value-oriented, focusing on small-cap and mid-cap stocks

Moderate Allocation Fund

Adviser	Target Allocation of Fund’s Assets	Asset Class	Primary Investment Type/Style
Marsico and GSAM	18%	Equities	Growth-oriented, focusing on large-cap stocks

EARNEST and Vaughan Nelson	6%	Equities	Value-oriented, focusing on small-cap and mid-cap stocks

Growth Allocation Fund

Adviser	Target Allocation of Fund’s Assets	Asset Class	Primary Investment Type/Style
Marsico and GSAM	27%	Equities	Growth-oriented, focusing on large-cap stocks

EARNEST and Vaughan Nelson	11%	Equities	Value-oriented, focusing on small-cap and mid-cap stocks

The section of the Prospectus titled “How the Fund Invests—Equity Segments” is amended by removing all references to Jennison, and adding the information set forth below describing the investment type and style followed by Marsico, GSAM and Vaughan Nelson:

Vaughan Nelson focuses on a value investment style and believes temporary information and liquidity inefficiencies in the small capitalization universe provide the active manager with opportunities to invest in companies at valuations materially below their long-term intrinsic value. Vaughan Nelson utilizes a disciplined valuation methodology combined with fundamental research to take advantage of the inefficiencies inherent in the small cap value universe.

Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.  Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large.  In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates.  This process is called bottom-up stock selection.

Goldman Sachs Asset Management employs a quantitatively driven, bottom-up approach to equity investing based on the belief that active management can add value. Successful active management requires comprehensive analysis of all the relevant data, careful risk management, discipline and objectivity. GSAM combines fundamental analysis with sophisticated quantitative modeling and carefully manages the risk in our portfolios. GSAM believes that this process will provide positive excess returns over our benchmarks over time.

The section of the Prospectus titled “How the Trust is Managed — Advisers and Portfolio Managers” is amended by removing all references to Jennison and adding information about Marsico, GSAM and Vaughan Nelson, as set forth below:

Marsico Capital Management LLC

Marsico Capital Management LLC (Marsico) was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001.  Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management.  Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.  The address of Marsico is 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Thomas F. Marsico is the Chief Investment Officer of Marsico and manages the Marsico portion of each Fund’s large capitalization growth equity segment.  Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.  Prior to forming Marisco Capital in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1998 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund’s inception date) through August 11, 1997. Mr. Marsico has managed the large capitalization growth equity segments of the Funds advised by Marsico since Marsico became a subadviser to the Funds in June 2005.

Goldman Sachs Asset Management LP

Goldman Sachs Asset Management LP (GSAM), along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $462.9 billion in total assets under management (excludes seed capital and assets under supervision) as of March 31, 2005.  The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

The large capitalization growth equity segments of the Funds advised by GSAM are team-managed.  The portfolio managers responsible for the day-to-day management are and Melissa R. Brown, CFA and Gary Chropuvka, CFA.

Ms. Brown is a Senior Portfolio Manager responsible for US Portfolios for the Global Quantitative Equity Group. Melissa has over 20 years experience in the industry, including 10 years as an All- Star- rated Quantitative Analyst in the Institutional Investor annual survey.  Mr. Chropuvka is responsible for the day-to-day implementation and trading of the portfolios. He is also a member of the GQE Investment Policy Committee. Each of the portfolio managers have managed the large capitalization growth equity segments of the Funds advised by GSAM since GSAM became a subadviser to the Funds in June 2005.

Vaughan Nelson Investment Management, L.P.

Vaughan Nelson Investment Management, L.P. (Vaughan Nelson), is a Houston-based investment counseling firm, founded in 1970.  Vaughan Nelson is a wholly owned subsidiary of IXIS Asset Management North America, L.P. and operates independently with its own proprietary research process and investment team.  As of March 31, 2005, Vaughan Nelson had over $3.9 billion in assets under management.  The address of Vaughan Nelson is 600 Travis Street, Suite 6300, Houston, Texas 77002.

Vaughan Nelson’s small cap value team consists of three members: Chris Wallis, the lead portfolio manager, Mark Roach and Scott Weber.

Chris D. Wallis, CFA, Senior Portfolio Manager, has 13 years investment management, financial analysis and accounting experience.  Prior to joining Vaughan Nelson in 1999, Mr. Wallis was an Associate at Simmons & Company International.  He graduated with a B.B.A. from Baylor University and M.B.A. from Harvard Business School.  Mark J. Roach, Portfolio Manager, has 13 years investment management and research experience.  Prior to joining Vaughan Nelson in 2002, Mr. Roach was a Security Analyst with USAA.  He graduated with a B.A. from Baldwin Wallace College and M.B.A. from the University of Chicago-Graduate School of Business.  Scott J. Weber, CFA, Portfolio Manager, has 8 years of investment management and financial analysis experience.  Prior to joining Vaughan Nelson in 2003, Mr. Weber was a Vice President-Investment Banking with RBC Capital Markets.  He graduated with a B.S. from the University of the South and M.B.A. from Tulane University-A.B. Freeman School of Business. Each of the portfolio managers have managed the small/mid capitalization value equity segments of the Funds advised by Vaughan Nelson since Vaughan Nelson became a subadviser to the Funds in July 2005.

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